--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

April 21, 2004

To Our Shareholders:

    We are pleased to submit to you our report for the quarter ended March 31, 2004. The net asset value at that date was $21.18. During the quarter, three $0.115 per share monthly dividends were paid. In addition, on March 2, 2004, the fund announced an increase in its next three monthly dividends to $0.12 per share, payable on April 30, 2004, May 28, 2004 and June 30, 2004. The new dividend represents an increase of approximately 4.4% in the monthly rate.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Advantage Income Realty Fund had a total return, based on income and change in net asset value, of 14.7%. This compares with the NAREIT Equity REIT Index's(a) total return of 12.0%.

    The overall equity market was generally choppy during the first quarter, as the broad market averages showed little change. In contrast, REITs performed well, driven by continued investor appreciation for the potential for REITs to continue to provide current income, lower volatility, competitive total returns, portfolio diversification and, most importantly in our opinion, the improving visibility and breadth of U.S. economic growth. Following the quarter-end, however, bond and stock markets, particularly REITs, had a decidedly negative response to the strong March jobs report. As more fully discussed in the 'Investment Outlook' section below, we believe that this is a temporary correction driven by valuation concerns of some investors and exacerbated by short-term technical factors. We believe that REIT valuations and growth prospects are more attractive now than at any time over the past several months.

    Approximately two and a half years into an economic recovery, we believe the impact is being felt broadly across the income-producing property markets in many parts of the United States as demand for space is increasing and rents are stabilizing. In our view, the resultant acceleration in REIT cash flow growth rates is what has been driving stock prices since last year. After a modest earnings decline in 2003, our forecast is for earnings growth to accelerate to mid-single digit growth this year and high single digit growth next year.

    The leadership patterns of recent quarters held during the first quarter. The regional mall group, continuing to enjoy the best fundamentals of any property type in our opinion, was the best performing sector with a 22.7% total return. Health care, a more interest rate sensitive sector, benefited from a further decline in interest rates and

-------------------
(a) The NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

--------------------------------------------------------------------------------
                                       1

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

delivered 16.6%. Shopping centers' continued earnings consistency helped drive them to a 15.5% total return. Apartments, hotels and office lagged with 4.3%, 6.8% and 9.0% total returns, respectively.

    The fund's best performing investments during the quarter were in the regional mall (22.1% total return), health care (18.5%) and industrial sectors (17.5%), while the worst performing sector for the fund was the apartment sector, which had a 7.3% total return. Ventas Inc., continuing where it left off from last year, was the fund's best performing stock, contributing a total return of 26.5% during the quarter. Other standouts included Newcastle Investment Corp, Glimcher Realty Trust, Macerich Company and Mills Corp., all of which provided total returns in excess of 20%. Laggards during the quarter were Equity Office Properties, Camden Property Trust and Home Properties, each of which had a total return of less than 3%.

    Taking a more thematic approach toward examining the determinants of performance within the REIT sector during the first quarter, we have observed that cash flow growth has been the dominant driver. We found a meaningful correlation between current cash flow growth rate and first quarter stock price performance. In our view, those companies that are facing positive property fundamentals and those that have the ability to deploy capital at attractive yields (whether through acquisitions or redevelopment of existing real estate, or through ground-up development) also tend to have an attractive cost of both equity and debt capital. This has enabled many of these companies to expand their portfolios even more profitably. This activity, of course, often has the potential to result in a very positive effect on growth in both net asset value and earnings.

    Not surprisingly, the stock prices of many of the aggressive acquirers of property have appreciated the most during the first quarter. Skeptics may observe that property prices look expensive by historical standards. However, we expect the economic recovery to continue and therefore do not believe that there will be a better buying opportunity a year from now if our forecast for stronger job growth, increased occupancies, and higher rents is realized.

    The converse of this has been true for companies on the opposite side of this trend. Companies that have viewed the current pricing of real estate assets as expensive or even somewhat irrational have opted to be net sellers of assets -- de-leveraging and waiting for a better buying opportunity. The practitioners of this strategy have been rewarded with anemic stock price appreciation. The market's judgment appears to be that these companies have foregone an opportunity to boost earnings and create value.

INVESTMENT OUTLOOK

    As discussed, a very strong March increase in U.S. nonfarm payrolls was announced on April 2, 2004, well in excess of consensus expectations (308,000 new jobs created versus an expectation of 120,000). The bond and stock markets reacted negatively to the news, as did REITs, due to concerns that the Federal Reserve would raise interest rates. REIT stock prices declined in the week following the release of the jobs report as investors took profits from a group of stocks that had appreciated without interruption for the past 14 months. While REITs have

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                                       2

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

demonstrated little correlation with interest rates over longer periods of time, it appears that in the short term, the extreme bond market activity has negatively impacted REITs. The more defensive sectors such as shopping centers and health care underperformed, while the more cyclical sectors such as office and apartments declined less.

    We believe that this has been a temporary correction in the REIT market driven by valuation concerns by some investors as well as by short-term technical factors. Ironically, if strong job growth continues in the coming months, as we expect, real estate fundamentals should respond very favorably, especially in the apartment and office sectors where job growth is the single greatest determinant of demand for space.

    We continue to maintain a positive outlook for the U.S. economy. At this time, in our opinion, all the pre-conditions for strong job growth are in place. Corporate profits have staged a dramatic recovery and are at an all-time high as a percentage of GDP. Therefore, it is increasingly profitable for firms to hire the next incremental worker. The recently reported declines in weekly initial jobless claims to three-year lows and the spike in the monthly change in nonfarm payrolls to the highest levels in four years have finally begun to demonstrate that this is occurring.

    Though not widely understood, we believe that job growth has actually been occurring for some time. Many of the companies that we invest in are on the front lines of the consumer and corporate economy. A number of the office and apartment companies that we speak with have observed improved leasing activity for their portfolios that would contradict the virtually nonexistent rate of job growth implied by the official government statistics until recently. Thus, we believe that a normal cyclical economic recovery is in the process of unfolding. In addition, the supply/demand dynamic in most real estate markets is turning more positive. Many real estate companies are adding value, in our view, by making real estate investments in a profitable and disciplined fashion. As a result of the historically low interest rate environment of the last few years, many REITs were able to improve their balance sheets in a way that gives these companies better potential for an attractive spread between property yields and their blended cost of capital. As a result, our forecast is that cash flow growth rates for REITs should begin to accelerate in 2004 after declining in 2003.

    With earnings visibility improving, our forecast is for a resumption of meaningful dividend increases in the next year or two. This is an important factor to consider when assessing how REITs react to rising interest rates. Unlike fixed income securities, REITs have the potential to increase their dividends as the economy expands and companies see their earnings increase, which can help to offset rising rates. During the last economic expansion, for example (the period from 1992 through 2001), REITs increased their dividends on average by about 7% per year.

--------------------------------------------------------------------------------
                                       3

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

    With the recent pullback, REITs are now back to trading closely in line with their underlying net asset values. As a result, we believe REIT valuations are now more attractive than at any time over the past several months. Thus, while market activity could continue to be choppy over the near term, we believe that REIT fundamentals are poised to continue to improve, which should be positive for dividends and share prices over the intermediate and longer term.

Sincerely,

         /s/ MARTIN COHEN    /s/ ROBERT H. STEERS
             MARTIN COHEN        ROBERT H. STEERS
             President           Chairman

                          /s/ GREG E. BROOKS
                              GREG E. BROOKS
                              Portfolio Manager

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                                       4

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                             OUR LEVERAGE STRATEGY

The bond market reacted to the strong March jobs report released on April 2nd by turning in its worst single day in 20 years, with the yield on the 10-year Treasury bond increasing from 3.9% to 4.2%. While we do not attempt to predict what future interest rates will be, it has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. In this period of significant interest rate volatility, and with the possibility that interest rates could trend higher in the near term, we want to take the opportunity to review our leverage strategy.

Our leverage strategy involves issuing auction market preferred stock (AMPS) to raise additional capital for the fund, with an objective of increasing the net income available for shareholders. As of March 31, 2004, AMPS represented 30% of the fund's total capital. Considering that AMPS have variable dividend rates, we seek to lock in the rate on a majority of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, we have fixed the rate on 70% of our borrowings at an average interest rate of 4.75%, for an average remaining period of 4.6 years (when we first entered into the swaps, the average term was 6.6 years). By locking in a large portion of our leveraging costs, we have endeavored to adequately protect the dividend-paying ability of the fund, which is one of the reasons the fund has been able to increase its monthly dividend on several occasions. The use of leverage increases the volatility of the fund's net asset value in both up and down markets. However, we believe that locking in a portion of the fund's leveraging costs for the term of the swap agreements partially protects the fund from any impact that an increase in short-term interest rates may have as a result of the use of leverage.

                                 LEVERAGE FACTS

Leverage (as % of total assets).....................    30%
% Fixed Rate........................................    70%
% Variable Rate.....................................    30%
Average Rate on Swaps...............................  4.75%
Average Term on Swaps...............................   4.6 years
Current Rate on AMPS................................   1.1%

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                                       5

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 2004 (UNAUDITED)

                                                               NUMBER                    DIVIDEND
                                                             OF SHARES       VALUE       YIELD(a)
                                                             ----------   ------------   --------
EQUITIES                                          142.58%(b)
  COMMON STOCK                                    115.71%
    DIVERSIFIED                                    12.98%
        Colonial Properties Trust.........................      392,900   $ 16,030,320       6.57%
        Crescent Real Estate Equities Co. ................      970,400     17,438,088       8.35
        iStar Financial...................................      265,900     11,247,570       6.60
        Vornado Realty Trust..............................      433,700     26,230,176       4.70
                                                                          ------------
                                                                            70,946,154
                                                                          ------------
    HEALTH CARE                                    18.55%
        Health Care Property Investors....................    1,066,000     30,167,800       5.90
        Health Care REIT..................................      379,500     15,407,700       5.91
        Nationwide Health Properties......................      799,400     17,802,638       6.65
        Ventas............................................    1,382,400     37,988,352       4.73
                                                                          ------------
                                                                           101,366,490
                                                                          ------------
    HOTEL                                           2.28%
        Hospitality Properties Trust......................      268,000     12,435,200       6.21
                                                                          ------------
    INDUSTRIAL                                      4.32%
        First Industrial Realty Trust.....................      472,700     18,671,650       6.94
        Keystone Property Trust...........................      204,300      4,966,533       5.43
                                                                          ------------
                                                                            23,638,183
                                                                          ------------
    MORTGAGE                                        3.01%
        Newcastle Investment Corp.........................      488,337     16,456,957       7.12
                                                                          ------------
    OFFICE                                         30.30%
        Arden Realty......................................      529,100     17,105,803       6.25
        Brandywine Realty Trust...........................      633,100     19,341,205       5.76
        CarrAmerica Realty Corp. .........................      627,800     21,282,420       5.90
        Equity Office Properties Trust....................      777,800     22,470,642       6.92
        Highwoods Properties..............................      588,300     15,419,343       6.49
        HRPT Properties Trust.............................      425,200      4,804,760       7.08
        Mack-Cali Realty Corp. ...........................      726,200     32,613,642       5.61
        Maguire Properties................................      398,800     10,209,280       6.25
        Prentiss Properties Trust.........................      606,500     22,379,850       6.07
                                                                          ------------
                                                                           165,626,945
                                                                          ------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.
(b) Percentages indicated are based on the net assets of the fund.

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                                       6

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2004 (UNAUDITED)

                                                                NUMBER                    DIVIDEND
                                                              OF SHARES       VALUE        YIELD
                                                              ----------   ------------   --------
    OFFICE/INDUSTRIAL                               10.01%
        Kilroy Realty Corp. ...............................       92,200   $  3,273,100       5.58%
        Liberty Property Trust.............................      651,000     29,295,000       5.38
        Reckson Associates Realty Corp. ...................      787,500     22,160,250       6.04
                                                                           ------------
                                                                             54,728,350
                                                                           ------------
    RESIDENTIAL -- APARTMENT                        14.12%
        AMLI Residential Properties Trust..................      166,200      4,695,150       6.80
        Archstone-Smith Trust..............................      651,300     19,219,863       5.83
        AvalonBay Communities..............................      179,400      9,612,252       5.23
        Camden Property Trust..............................      228,600     10,275,570       5.65
        Gables Residential Trust...........................      385,900     13,988,875       6.65
        Home Properties....................................      171,600      6,992,700       6.09
        Mid-America Apartment Communities..................      223,200      8,287,416       6.30
        Town & Country Trust...............................      150,000      4,080,000       6.32
                                                                           ------------
                                                                             77,151,826
                                                                           ------------
    SELF STORAGE                                     4.90%
        Public Storage -- Series A.........................      802,400     24,409,008       8.05
        Sovran Self Storage................................       57,300      2,393,421       5.77
                                                                           ------------
                                                                             26,802,429
                                                                           ------------
    SHOPPING CENTER                                 15.24%
      COMMUNITY CENTER                               5.34%
        Cedar Shopping Centers.............................      150,000      2,128,500       4.51
        Heritage Property Investment Trust.................      307,000      9,547,700       6.75
        Kramont Realty Trust...............................      800,000     15,120,000       6.88
        New Plan Excel Realty Trust........................       72,000      1,969,200       6.03
        Urstadt Biddle Properties -- Class A...............       26,100        430,650       5.21
                                                                           ------------
                                                                             29,196,050
                                                                           ------------
      REGIONAL MALL                                  9.90%
        CBL & Associates Properties........................       54,000      3,312,360       4.73
        Glimcher Realty Trust..............................      400,800     10,861,680       7.08
        Macerich Co. ......................................      358,100     19,301,590       4.53
        Mills Corp. .......................................      345,600     18,417,024       4.47
        Simon Property Group...............................       38,000      2,220,720       4.45
                                                                           ------------
                                                                             54,113,374
                                                                           ------------
        TOTAL SHOPPING CENTER..............................                  83,309,424
                                                                           ------------
             TOTAL COMMON STOCK (Identified
               cost -- $439,111,682).......................                 632,461,958
                                                                           ------------

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                                       7

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2004 (UNAUDITED)

                                                                NUMBER                    DIVIDEND
                                                              OF SHARES       VALUE        YIELD
                                                              ----------   ------------   --------
  PREFERRED STOCK                                   26.87%
    DIVERSIFIED                                      2.37%
        Colonial Properties Trust, 9.25%, Series C.........        8,300   $    227,005       8.45%
        Crescent Real Estate Equities Co., 6.75%, Series A
           (Convertible)...................................      371,300      8,476,779       7.40
        iStar Financial, 8.00%, Series D...................      111,000      2,818,290       7.88
        iStar Financial, 7.65%, Series G...................       55,000      1,430,000       7.35
                                                                           ------------
                                                                             12,952,074
                                                                           ------------
    HEALTH CARE                                      4.29%
        LTC Properties, 8.50%, Series E....................       43,000      1,560,900       5.87
        Nationwide Health Properties, 7.677%, Series P.....      221,000     21,879,000       7.76
                                                                           ------------
                                                                             23,439,900
                                                                           ------------
    HOTEL                                            2.22%
        FelCor Lodging Trust, $1.95, Series A
           (Convertible)...................................      114,500      2,742,275       8.14
        FelCor Lodging Trust, 9.00%, Series B..............       36,000        915,120       8.85
        Host Marriott Corp., 10.00%, Series A..............        4,700        122,905       9.56
        Host Marriott Corp., 10.00%, Series B..............       11,200        289,072       9.69
        Host Marriott Corp., 10.00%, Series C..............       39,100      1,075,250       9.09
        Innkeepers USA, 8.00%, Series C....................       56,000      1,428,000       7.84
        LaSalle Hotel Properties, 10.25%, Series A.........      200,000      5,534,000       9.25
                                                                           ------------
                                                                             12,106,622
                                                                           ------------
    INDUSTRIAL                                       0.34%
        Keystone Property Trust, 9.125%, Series D..........       67,500      1,859,625       8.28
                                                                           ------------
    OFFICE                                           5.09%
        Alexandria Real Estate Equities, 9.10%, Series B...       53,900      1,490,335       8.25
        HRPT Properties Trust, 8.75%, Series B.............      128,000      3,616,000       7.75
        Highwoods Properties, 8.625%, Series A.............       18,550     19,773,141       8.09
        Maguire Properties, 7.625%, Series A...............       72,200      1,862,038       7.41
        SL Green Realty Corp., 7.625%, Series C............       40,000      1,046,000       7.30
                                                                           ------------
                                                                             27,787,514
                                                                           ------------
    OFFICE/INDUSTRIAL                                4.03%
        PS Business Parks, 9.50%, Series D(a)..............      800,000     22,040,000       8.64
                                                                           ------------

-------------------
(a) 136,000 shares segregated as collateral for the interest rate swap transactions.

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                                       8

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2004 (UNAUDITED)

                                                                NUMBER                    DIVIDEND
                                                              OF SHARES       VALUE        YIELD
                                                              ----------   ------------   --------
RESIDENTIAL -- APARTMENT                             4.05%
        Apartment Investment & Management Co., 8.75%,
           Series D........................................       37,364   $    942,320       8.68%
        Apartment Investment & Management Co., 9.375%,
           Series G........................................       52,800      1,444,080       8.56
        Apartment Investment & Management Co., 10.10%,
           Series Q........................................       18,600        499,224       9.43
        Apartment Investment & Management Co., 10.00%,
           Series R(b).....................................      616,800     16,530,240       9.33
        Mid-America Apartment Communities, 8.30%, Series
           H...............................................      103,600      2,724,680       7.91
                                                                           ------------
                                                                             22,140,544
                                                                           ------------
    SHOPPING CENTER                                  4.48%
      COMMUNITY CENTER                               1.25%
        Developers Diversified Realty Corp., 8.60%, Series
           F...............................................      100,000      2,725,000       7.89
        Federal Realty Investment Trust, 8.50%, Series B...       20,100        555,564       7.71
        New Plan Excel Realty Trust, 7.80%, Series D.......       20,000      1,060,626       7.35
        Realty Income Corp., 9.375%, Series B..............       28,000        708,400       9.25
        Urstadt Biddle Properties, 8.50%, Series C.........       16,000      1,784,000       7.62
                                                                           ------------
                                                                              6,833,590
                                                                           ------------
      OUTLET CENTER                                  0.37%
        Chelsea Property Group, 8.375%, Series A...........       33,800      2,025,887       6.99
                                                                           ------------
      REGIONAL MALL                                  2.86%
        Glimcher Realty Trust, 8.75%, Series F.............       40,000      1,067,200       8.21
        Mills Corp., 9.00%, Series B.......................       83,800      2,332,992       8.08
        Mills Corp., 9.00%, Series C.......................       85,000      2,358,750       8.11
        Pennsylvania Real Estate Investment Trust, 11.00%,
           Series A........................................      125,600      7,661,600       9.02
        Taubman Centers, 8.30%, Series A...................       88,600      2,234,492       8.25
                                                                           ------------
                                                                             15,655,034
                                                                           ------------
        TOTAL SHOPPING CENTER..............................                  24,514,511
                                                                           ------------
             TOTAL PREFERRED STOCK (Identified
               cost -- $125,775,456).......................                 146,840,790
                                                                           ------------
             TOTAL EQUITIES (Identified
               cost -- $564,887,138).......................                 779,302,748
                                                                           ------------

-------------------
(b) 266,000 shares segregated as collateral for the interest rate swap transactions.

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                                       9

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2004 (UNAUDITED)

                                                             PRINCIPAL
                                                               AMOUNT        VALUE
                                                             ----------   ------------
CORPORATE BOND                                      0.77%
         Host Marriott LP, 9.50%, due 1/15/07
           (Identified cost -- $3,702,797)................   $3,700,000   $  4,162,500
                                                                          ------------
COMMERCIAL PAPER                                    0.57%
         UBS Financial, 0.87%, due 04/01/04
           (Identified cost -- $3,128,000)................    3,128,000      3,128,000
                                                                          ------------
TOTAL INVESTMENTS (Identified
  cost -- $571,717,935) .......................... 143.92%                 786,593,248
LIABILITIES IN EXCESS OF OTHER ASSETS ............ (1.84)%                 (10,028,475)
LIQUIDATION VALUE OF AUCTION RATE CUMULATIVE PREFERRED
  SHARES:
  SERIES M, SERIES W, AND SERIES TH (Equivalent to $25,000
  per share based on 2,500 shares outstanding for Series M
  and Series W, and 2,040 shares outstanding for
  Series TH) .................................... (32.20)%                (176,000,000)
LIQUIDATION VALUE OF AUCTION MARKET PREFERRED SHARES
  SERIES F28 (Equivalent to $25,000 per share based on
  2,160
  shares outstanding) ............................ (9.88)%                 (54,000,000)
                                                                          ------------
NET ASSETS APPLICABLE TO COMMON SHARES (Equivalent to
  $21.18
  per share based on 25,810,480 shares of capital stock
  outstanding) ................................... 100.00%                $546,564,773
                                                                          ------------
                                                                          ------------

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                                       10

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2004 (UNAUDITED)

NOTE 1. INVESTMENTS IN INTEREST RATE SWAPS

    The fund has entered into interest rate swap agreements with Salomon Swapco Inc., Royal Bank of Canada, and Merrill Lynch Derivative Products AG. Under the agreements the fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal values of the swaps. The fund has segregated 266,000 shares of Apartment Investment and Management Co., 10.00%, Series R and 136,000 shares of PS Business Parks, 9.50%, Series D as collateral for the interest rate swap transactions. Details of the swaps at March 31, 2004 are as follows:

                                                                                                     UNREALIZED
                               NOTIONAL                   FLOATING RATE(a)                          APPRECIATION/
        COUNTERPARTY            AMOUNT     FIXED RATE   (RATE RESET MONTHLY)   TERMINATION DATE    (DEPRECIATION)
        ------------            ------     ----------   --------------------   -----------------   --------------
Salomon Swapco Inc..........  $31,250,000   5.3025%           1.0900%              July 30, 2006    $ (2,390,122)
Salomon Swapco Inc..........  $19,125,000   3.4065%           1.0900%              June 18, 2007        (556,979)
Salomon Swapco Inc..........  $31,250,000   5.5920%           1.0900%              July 30, 2008      (3,539,611)
Salomon Swapco Inc..........  $19,125,000   4.0800%           1.0900%          December 18, 2009        (724,151)
Salomon Swapco Inc..........  $31,250,000   5.8240%           1.0900%              July 30, 2011      (4,452,305)
Royal Bank of Canada........  $14,500,000   2.7950%           1.0975%           October 22, 2007        (141,472)
Merrill Lynch Derivative
  Products AG...............  $14,500,000   3.9950%           1.0900%           October 22, 2009        (549,840)
                                                                                                    ------------
                                                                                                    $(12,354,480)
                                                                                                    ------------
                                                                                                    ------------

-------------------
(a) Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at March 31, 2004.

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                                       11

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                             FINANCIAL HIGHLIGHTS(a)
                           MARCH 31, 2004 (UNAUDITED)

                                                                           NET ASSET VALUE
                                                   TOTAL NET ASSETS           PER SHARE
                                               -------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 12/31/03................               $484,846,816            $18.78
    Net investment income....................  $7,070,233                  $ 0.27
    Net realized and unrealized gain on
       investments and interest rate swap
       transactions..........................  64,208,755                    2.51
Distributions from net investment income to:
    Common shareholders......................  (8,904,616)                  (0.35)
    Preferred shareholders...................    (656,415)                  (0.03)
                                               ----------                  ------
Net increase in net asset value..............                 61,717,957              2.40
                                                            ------------            ------
End of period: 3/31/2004.....................               $546,564,773            $21.18
                                                            ------------            ------
                                                            ------------            ------

                         AVERAGE ANNUAL TOTAL RETURNS(b)
                   (PERIODS ENDED MARCH 31, 2004) (UNAUDITED)

          SINCE INCEPTION
ONE YEAR     (5/31/01)
--------     ---------
 72.17%       25.43%

                        REINVESTMENT PLAN

   We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

-------------------
(a) Financial information included in this report has been taken from the records of the fund without examination by independent accountants.
(b) Based on net asset value.

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                                       12

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                     PRIVACY POLICY

   The fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the fund collects, how we protect that information, and why in certain cases we may share this information with others.

   The fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

   The fund does not disclose any personal information about its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the fund's transfer agent, that assist the fund in carrying out its daily business operations. These organizations will use this information only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the fund restricts access to personal information about its shareholders to employees of the adviser who have a legitimate business need for the information.

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                                       13

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

              FOR HIGH CURRENT INCOME:                                FOR TOTAL RETURN:

                   COHEN & STEERS                                      COHEN & STEERS
                 EQUITY INCOME FUND                                     REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX
                                                          ALSO AVAILABLE: COHEN & STEERS INSTITUTIONAL
                                                          REALTY SHARES (CSRIX) REQUIRES A HIGHER
                                                          MINIMUM PURCHASE, BUT OFFERS A LOWER TOTAL
                                                          EXPENSE RATIO

                 FOR TOTAL RETURN:                                 FOR CAPITAL APPRECIATION

                  COHEN & STEERS                                       COHEN & STEERS
                   UTILITY FUND                                      SPECIAL EQUITY FUND

      IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL           IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL
      RETURN THROUGH BOTH CURRENT INCOME AND              APPRECIATION, INVESTING IN A LIMITED NUMBER
      CAPITAL APPRECIATION, INVESTING PRIMARILY IN        OF REITS AND OTHER REAL ESTATE COMPANIES
      UTILITIES                                           CONCENTRATED, HIGHLY FOCUSED PORTFOLIO
      SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX                 SYMBOL: CSSPX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                     1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE
   INVESTING. A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION ABOUT THE FUND MAY BE OBTAINED BY
       FOLLOWING THE INSTRUCTIONS ABOVE. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                                     COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

OFFICERS AND DIRECTORS                KEY INFORMATION

Robert H. Steers                      INVESTMENT MANAGER
Director and chairman                 Cohen & Steers Capital Management, Inc.
                                      757 Third Avenue
Martin Cohen                          New York, NY 10017
Director and president                (212) 832-3232

Gregory C. Clark                      FUND SUBADMINISTRATOR AND CUSTODIAN
Director                              State Street Bank and Trust Company
                                      225 Franklin Street
Bonnie Cohen                          Boston, MA 02110
Director
                                      TRANSFER AGENT -- COMMON SHARES
George Grossman                       Equiserve Trust Company
Director                              150 Royall Street
                                      Canton, MA 02021
Richard J. Norman                     (800) 426-5523
Director
                                      TRANSFER AGENT -- PREFERRED SHARES
Frank K. Ross                         The Bank of New York
Director                              100 Church Street
                                      New York, NY 10007
Willard H. Smith Jr.
Director                              LEGAL COUNSEL
                                      Simpson Thacher & Bartlett LLP
Greg E. Brooks                        425 Lexington Avenue
Vice president                        New York, NY 10017

Adam Derechin                         New York Stock Exchange Symbol: RLF
Vice president and assistant
treasurer                             Web site: cohenandsteers.com

Lawrence B. Stoller                   This report is for shareholder
Assistant secretary                   information. This is not a prospectus
                                      intended for use in the purchase or sale
                                      of fund shares. Past performance is of
                                      course no guarantee of future results and
                                      your investment may be worth more or less
                                      at the time you sell.

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                                       15

COHEN & STEERS
ADVANTAGE INCOME REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017



                               COHEN & STEERS
                        ADVANTAGE INCOME REALTY FUND

                       ------------------------------

                              QUARTERLY REPORT
                               MARCH 31, 2004